                                                                   Exhibit 10.27

                        DARWIN NATIONAL ASSURANCE COMPANY
                         PLATTE RIVER INSURANCE COMPANY
                     CAPITOL SPECIALTY INSURANCE CORPORATION
         And any other associated affiliated or subsidiary companies of
                       ALLEGHANY INSURANCE HOLDINGS, LTD.

                                    DELAWARE

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                              QUOTA SHARE CONTRACT

              EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME

                                      INDEX

ARTICLE    SUBJECT                                                          PAGE
-------    -------                                                          ----
ARTICLE 1  BUSINESS COVERED..............................................     3
ARTICLE 2  COMMENCEMENT AND TERMINATION..................................     3
ARTICLE 3  SPECIAL TERMINATION...........................................     4
ARTICLE 4  TERRITORY.....................................................     5
ARTICLE 5  QUOTA SHARE PARTICIPATION.....................................     5
ARTICLE 6  ORIGINAL CONDITIONS...........................................     6
ARTICLE 7  EXCLUSIONS....................................................     7
ARTICLE 8  PREMIUM AND COMMISSION........................................     8
ARTICLE 9  DEFINITION....................................................     8
ARTICLE 10 LOSS IN EXCESS OF POLICY LIMITS AND EXTRA
              CONTRACTUAL OBLIGATIONS....................................    10
ARTICLE 11 REPORTS AND REMITTANCES.......................................    10
ARTICLE 12 ERRORS AND OMISSIONS (BRMA 14A)...............................    11
ARTICLE 13 CURRENCY (BRMA 12A)...........................................    11
ARTICLE 14 TAXES (BRMA 50A)..............................................    11
ARTICLE 15 FEDERAL EXCISE TAX (BRMA 17A).................................    11
ARTICLE 16 OFFSET (BRMA 36C).............................................    11

ARTICLE 17 ACCESS TO RECORDS CLAUSE (BRMA 1A)............................    12
ARTICLE 18 RESERVES......................................................    12
ARTICLE 19 SERVICE OF SUIT...............................................    13
ARTICLE 20 ARBITRATION CLAUSE (BRMA 6A)..................................    14
ARTICLE 21 INSOLVENCY CLAUSE (BRMA 19C)..................................    15
ARTICLE 22 INTERMEDIARY CLAUSE (BRMA 23A)................................    16

ATTACHMENTS: NUCLEAR INCIDENT EXCLUSION CLAUSE-LIABILITY-REINSURANCE U.S.A. AND
             CANADA WAR EXCLUSION

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                              QUOTA SHARE CONTRACT

              EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         PLATTE RIVER INSURANCE COMPANY
                     CAPITOL SPECIALTY INSURANCE CORPORATION
         And any other associated affiliated or subsidiary companies of
                       ALLEGHANY INSURANCE HOLDINGS, LTD.

                                    DELAWARE

ARTICLE 1 -- BUSINESS COVERED

     The Reinsurers agree to indemnify the Reassured for Losses under Policies classified by the Reassured as Psychiatrists Professional and Office Liability produced and underwritten by American Professional Agency, Inc. for and on behalf of Darwin Professional Underwriters, arising from any claim or claims which are made on risks that attach during the Contract period under its claims made, extended reporting endorsement and retroactive coverage.

ARTICLE 2 -- COMMENCEMENT AND TERMINATION

A. This contract shall cover claims made, as original, on original policies issued or renewed during the period October 1, 2004, 12:01 a.m., Standard Time to October 1, 2005, 12:01 Standard Time at the place and location of risks insured.

B. Maximum original policy period 12 months plus odd time not to exceed 18 months in all, plus extended reporting period coverage or endorsements, as original.

C. For the purpose of this Contract, any extension or extended reporting endorsement attaching to a policy covered hereunder shall be considered as part of the period of the said policy, subject to the provision that a separate limit of liability may apply in respect thereof.

D. Upon expiry of this Contract, policies in force at the effective time and date of expiration hereof shall continue to be covered hereunder until their individual natural expiration or termination dates, whichever sooner, including extensions, discovery periods or other similar extended reporting endorsements attaching to such policies. The Reassured may however, subject to agreement by Reinsurers hereon, terminate the liability of the Reinsurers for claims made, as original, after the effective time and date of expiration hereof and, in such event, the unearned premium at that date applicable to inforce policies, including extensions, discovery periods or other similar extended reporting endorsements attached thereto, shall be deducted from the Subject Gross Net

Written Premium Income for the purpose of the premium rating hereunder. Notification by the Reassured to the Reinsurers must be within 30 days after the expiration of this contract.

ARTICLE 3 - SPECIAL TERMINATION

A. The Reassured may terminate or commute this Contract upon the happening of any one of the following circumstances at any time by the giving of ten (10) days prior written notice to the Reinsurer:

     1.   The Reinsurer ceases underwriting operations;

     2. A State Insurance Department or other legal authority orders the Reinsurer to cease writing business, or

     3. The Reinsurer has become insolvent or has been placed under supervision (voluntarily or involuntarily), into liquidation or receivership, or there has been instituted against it proceedings for the appointment of a supervisor, receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations, or

     4. The Reinsurer's policyholders' surplus has been reduced by whichever is greater, (a) 20% of the amount of surplus at the inception of this Contract or (b) 20% of the amount stated in its last filed annual statutory statement with its state of domicile; or

     5. The Reinsurer has become merged with, acquired or controlled by any company, corporation or individual(s) not controlling the party's operations previously, or

     6. The Reinsurer has been assigned an AM Best's rating of less than A-1 (N.B. as respects alien Reinsurers, a Standard & Poor's Insurance Rating of less than "BBB" will apply; as respect Lloyd's Syndicates, a reduction of the Reinsurer's S&P Lloyd's Syndicate Assessment (LSA) ranking from the LSA ranking that was in effect at the inception of October 1, 2004 of the contract will apply); or

     7. The Reinsurer has or has attempted to transfer its entire liability under this Contract without the Reassured's prior written consent.

     8. There is a severance or obstruction of free and unfettered communication and/or normal commercial or financial intercourse between the United States of America and the country in which the Reinsurer is incorporated or has its principal office as a result of war, currency regulations or any circumstances arising out of political, financial or economic uncertainty.

B. In the event the Reassured elects termination, the liability of the Reinsurer shall be terminated in accordance with the termination provisions of this Contract, provided however that the Reassured shall have the right, by the giving of prior written notice, to relieve the Reinsurer of liability for losses occurring subsequent to the date of termination of this Contract. In that event, the Reinsurer shall return the unearned portion of any premiums paid hereunder (less any applicable ceding commission allowed thereon) and the minimum premium provisions, if any, shall be waived.

C. In the event the Reassured elects to commute, the Reinsurer shall return the sum total of the value of the ceded (1) Net Loss Reserves, (2) Loss Adjustment Expense Reserves, (3) incurred but not reported reserves, and (4) unearned premium reserve (after deduction for any ceding commission allowed thereon). In the event the parties are unable to agree on the capitalized value of the reserves to be returned to the Reassured, the Reassured and the Reinsurer shall jointly appoint an independent and neutral actuary experienced in such matters and the mutually agreed actuary shall render a decision. In the event that the Reassured and the Reinsurer are unable to agree upon a single actuary within 30 days, the parties shall ask the then current President of the Casualty Actuarial Society to appoint an actuary with those qualifications within another 30 days. The decision of the actuary will be final and binding on both parties. The Reassured and the Reinsurer shall share equally the fees and expenses of the actuary. Upon payment of the amount so agreed or determined by the actuary to the Reassured, the Reinsurer shall be completely released from all liability under this Contract.

D. If the Reinsurer is an authorized or otherwise qualified reinsurer that is not obligated under the Reserves Article of this Contract, to provide security to obtain credit for the reinsurance provided by this Contract, the Reassured shall also have the option, if it does not elect the commutation option described above, to require the Reinsurer to provide the Reassured with collateral funding as if the Reinsurer were not so authorized or otherwise so qualified equal to the Reinsurer's obligations under this Contract in a manner and as provided for under the Reserves Article of this Contract. The Reassured shall have the option to require the Reinsurer to provide a qualifying letter of credit but with the Reassured's consent, the Reinsurer shall have the sole option of determining the method of funding referred to above, provided it is acceptable to the Reassured and any insurance regulatory authorities involved.

ARTICLE 4 - TERRITORY

     Risk located in the United States of America, its territories or possessions and Canada. On policies which provide coverage beyond the territorial limits, the territorial limits of this Contract shall be identical with those of the Reassured's original policies.

ARTICLE 5 - QUOTA SHARE PARTICIPATION

A. With respect to a Loss that arises under Business Covered under this Contract, the Reinsurer shall be liable to, reinsure, and indemnify the Reassured for a fifty percent (50%) quota share of:

     1. The Reassured's Net Loss, each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named Insured(s) but the Reinsurer's liability shall not exceed 50% of $2,000,000 in all for any one Net Loss each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named Insured(s) or $4,000,000 in the aggregate, each Policy, each Named Insured or Additional Named Insured(s), and

     2. In addition to Net Loss as provided for above, ninety percent (90%) of any amount of (i) Extra-contractual Obligations or (ii) Loss Excess of Policy Limits that arises from Business Covered, each coverage, each Policy, each Named Insured or Additional Named Insured(s) but the Reinsurer's liability for any Extra-contractual Obligations and Loss Excess of Policy Limits shall not exceed its 50% share of 90% of (a) $2,000,000 any one Extra-contractual Obligations or Loss Excess of Policy Limits event or $4,000,000 in all for any Extra-contractual Obligations or Loss Excess of Policy Limits or (b) $8,000,000 in the aggregate any one Policy, each Named Insured or Additional Named Insured(s) and

B. With respect to Declaratory Judgment Expenses and in addition to the above, the Reinsurer shall reimburse the Reassured for its quota share of a pro rata proportion of any Declaratory Judgment Expenses ("DJ Expenses"), but such DJ Expenses shall be subject to a total of $12,000,000 each coverage, each Policy, each Wrongful Act or Occurrence each Named Insured or Additional Named Insured(s) unless such DJ Expenses constitutes the only liability on the part of the Reassured, in which case, DJ Expenses shall be deemed to be included as part of the Reassured's Net Loss.

C. In addition to the above, the Reinsurer shall reinsure and reimburse the Reassured for its quota share of a pro rata proportion of all Loss Adjustment Expenses associated with the Business Covered which are not included as part of the policy limit under the Reassured's policies reinsured hereunder, whether or not Net Loss has been paid hereunder.

D. The Reassured shall be the sole judge of what constitutes one risk, Named Insured or Additional Named Insured(s).

E. The Reassured is permitted to purchase facultative reinsurance and/or other treaty reinsurance and shall deduct the premium thereof provided that the reinsurance inures to the benefit of this treaty.

ARTICLE 6 - ORIGINAL CONDITIONS

     All Business Covered hereunder shall be subject to the same terms, clauses, conditions, and modifications of the Reassured's Policies and the Reinsurers shall pay losses as may be paid thereon and shall follow the settlements and fortunes of the Reassured, subject always to the limits, terms and conditions of this Contract.

ARTICLE 7 - EXCLUSIONS

A. The following are excluded from the scope of this Contract:

     1. Nuclear incidents in accordance with the attached Nuclear Incident Exclusions Clause - Liability - Reinsurance;

     2. Reinsurance assumed by the Reassured; except inter-company reinsurance between the Reassured's companies and reinsurance of an individual risk or policy, which are subject matter of this Contract;

     3.   Asbestos - Full and absolute exclusion

     4. Credit, Insolvency, Financial Guarantee and Surety; Fidelity; Fiduciary Liability;

     5.   War Exclusion; and

     6. All liability of the Reassured arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association fund, or other arrangement, howsoever denominated established or governed, which provides for any assessment of or payment or assumption by the Reassured of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, or other obligation in whole or in part.

B. Policies covering insureds regularly engaged in operations not excluded hereunder but whose operations may occasionally include one or more classes excluded under 1, 2, 3, 4, and 6 of Section A, shall not be excluded from the coverage afforded by this Contract provided said operations are incidental to the main operations of the insured. The Reassured shall be the sole judge of the meaning of the word "incidental", however, incidental is defined as no more than 10% of the total operations of the applicable entity.

C. Policies covering classifications excluded hereunder which the Reassured inadvertently issues or issues in error shall be covered hereunder provided such policies are canceled at the first available opportunity as allowed under the terms of the original policy when a member of the executive or managerial staff at the Reassured's home office, having underwriting authority in the class of business involved, becomes aware that they apply to excluded classifications.

ARTICLE 8 -- PREMIUM AND COMMISSION

A. The Reassured shall cede to the Reinsurers their proportionate share of the gross written premium on all policies written or renewed with an effective date on or after the inception of this Contract for the business described herein.

B. The Reinsurers shall allow a Ceding Commission of 30% to the Reassured on the Subject Gross Net Written Premium under this contract. On all return premiums the Reassured shall return the commission allowance to the Reinsurers. It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense.

ARTICLE 9 - DEFINITION

A. The term "Declaratory Judgment Expense" or "DJ Expenses" as used in this Contract will mean legal expenses paid by the Reassured in the investigation, analysis, evaluation, resolution or litigation of coverage issues between the Reassured and its insured(s), under policies reinsured hereunder, for a specific loss, or losses tendered under such policies which loss or losses are not excluded under this contract.

B. The term "Subject Gross Net Written Premium" as used in this Contract shall mean the gross written premium of the Reassured for the classes of business reinsured hereunder, plus additions, less return premium for cancellations and reductions, and less premium for reinsurance that inures to the benefit of this Contract.

C. The term "Policies", whenever used herein, shall mean all binders, policies, contracts, certificates and other obligations, whether oral or written, of insurance or reinsurance.

D. The terms "Wrongful Act", "Occurrence", "Named Insured" and "Additional Named Insured" shall follow the definition of such term as in the Reassured's Policy.

E. The term "Loss Adjustment Expenses" shall mean and include but not be limited to claims expenses sustained in connection with adjustment, defense, settlement and litigation of claims and suits including Declaratory Judgment Expenses in the satisfaction of judgments, resistance to or negotiations concerning a Loss (which shall include the expenses and the pro rata share of the salaries of the Reassured's field employees according to the time occupied in adjusting such loss and the expenses of the Reassured's other employees while diverted from their normal duties to the service of field adjustment but shall not include any salaries of officers or normal overhead expenses of the Reassured), all interest on judgments other than prejudgment interest when added to a judgment and expenses sustained to obtain recoveries, salvages and other reimbursements, or to secure the reversal or reduction of a verdict or judgment. Whenever Loss Adjustment Expense is included within the limit of liability of the reinsured Policies, such Loss Adjustment Expense will be added to the Reassured's Net Loss.

F. The term "Net Loss" shall mean (i) the sum or sums paid by the Reassured for which it is liable under policies reinsured hereunder, (ii) prejudgment interest when added to a judgment, (iii) Loss Adjustment Expenses but only when included as part of the policy limit under the Reassured's policies, and (iv) any DJ Expenses when such expenses constitute the only liability on the part of the Reassured with respect to a claim covered hereunder and after deductions for all inuring reinsurances or insurances whether collectible or not, and all reimbursements or recoveries and any subrogation or salvages received.

G. The Reinsurer's liability hereunder shall not increase by reason of the inability of the Reassured to collect from any other reinsurer or insurer, for any reason, any amount that may be due from such reinsurer or insurer.

H. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall (1) be prorated between the Reinsurer and the Reassured in proportion that each benefits from such reduction or reversal and the expense incurred up to the time of the verdict or judgment shall be prorated in proportion to each party's interest in such verdict or judgment; or (2) when the terms and conditions of the Reassured's policies reinsured hereunder include expenses as part of the policy limit, be added to the Reassured's Net Loss.

I. The term "Loss in Excess of Policy Limits" means any amount paid or payable by the Reassured in excess of its policy limits, but otherwise within the terms of a policy reinsured by this Contract, as a result of a claim against it by its insured to recover damages the insured is legally obligated to pay because of the Reassured's alleged or actual negligence, gross negligence, bad faith or other tortious conduct in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of a lawsuit against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such a lawsuit.

J. The term "Extra-Contractual Obligations" means any liability for damages, including related allocated loss adjustment expenses and any related pre or post judgment interest arising out of policies reinsured by this Contract, other than Loss in Excess of Policy Limits, paid or payable by the Reassured as a result of a claim against it by its insured, which claim alleges gross negligence, negligence, bad faith or other tortious conduct rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of a lawsuit against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such a lawsuit. For purposes of this definition "payable" means the existence of a judgment which the Reassured does not intend to appeal, or existence of a settlement offer which the Reassured has accepted, or when a release has been obtained by the Reassured as respects any loss in excess of policy limits and/or extra contractual obligation.

ARTICLE 10 - LOSS IN EXCESS OF POLICY LIMITS AND EXTRA CONTRACTUAL OBLIGATIONS

A. An Extra-Contractual Obligation and/or Loss in Excess of Policy Limits shall be deemed to have occurred on the same date as the loss covered under the Reassured's original policy and shall constitute part of the original loss. The Reinsurer will indemnify the Reassured for any Loss in Excess of Policy Limits or Extra Contractual Obligation without regard to the limit of this Contract, but subject to all of the other terms and conditions of this Contract.

B. No coverage is afforded for any Loss Excess of Policy Limtis and Extra Contractual Obligation that has been incurred due to fraud and/or criminal act(s) by a member of the Board of Directors or a corporate officer of the Reassured acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. Recoveries, whether collectible or not, including any retentions and/or deductibles, from any form of insurance which protect the Reassured against any loss or liability covered under this Article shall be deducted first from the total amount of any Extra Contractual obligation and/or loss in excess of policy limits in determining the amount of extra contractual obligation and/or loss in excess of policy limits. The Reassured shall be indemnified in accordance with this Article to the extent permitted by applicable law.

ARTICLE 11 - REPORTS AND REMITTANCES

A. The Reassured shall render a quarterly account within forty-five (45) days of the close of each quarter which shall include a premium and loss bordereaux. The premium bordereau should provide the following individual policy information:
Name of Insured, Policy Number, Effective Date, Policy Limits, and Policy Premium. The loss bordereau should provide a listing of all claims reported, and will include Policy Number, claim status, Name of Insured, paid loss, paid expenses, outstanding loss, outstanding expenses and total incurred.

B. Amounts due the Reinsurers shall be remitted within sixty (60) days after the close of the quarter. Amounts shown to be due the Reassured shall be remitted within fifteen (15) days following the Reinsurer's receipt of the quarterly report.

C. In the event that at any time the Reassured makes a claim payment which exceeds $250,000 (for the 100% loss) and the amount of premiums held by the Reassured is inadequate, it is agreed that the Reassured may make a call upon the Reinsurer and, within five (5) working days after receipt of the cash call, the Reinsurer agrees to pay such cash call to the Reassured directly by wire transfer or by other mutually acceptable means. The Reassured shall also furnish the Reinsurer any information needed and reasonably requested by the Reinsurer in the format reasonably requested thereby.

ARTICLE 12 - ERRORS AND OMISSIONS (BRMA 14A)

     Errors and omissions on the part of the Company shall not invalidate the reinsurance under this Contract, provided such errors or omissions are corrected promptly after discovery thereof, but the liability of the Reinsurer under this Contract or any exhibits or endorsements attached hereto shall in no event exceed the limits specified herein, nor be extended to cover any risks, perils or classes of insurance or reinsurance generally or specifically excluded herein.

ARTICLE 13 - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Reassured in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Reassured.

ARTICLE 14 - TAXES (BRMA 50A)

     In consideration of the terms under which this Contract is issued, the Reassured undertakes not to claim any deduction of the premium hereon when making Canadian Tax returns or when making tax returns, other than Income or Profits Tax returns, to any State or Territory of the United States of America or to the District of Columbia.

ARTICLE 15 - FEDERAL EXCISE TAX (BRMA 17A)

(Applicable to those Reinsurers, excepting Underwriters at Lloyd's London and other Reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurers have agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder, the Reinsurers shall deduct the applicable percentage from the return premium payable hereon and the Reassured or its agent should take steps to recover the tax from the United States Government.

ARTICLE 16 - OFFSET (BRMA 36C)

     The Reassured and the Reinsurers shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

ARTICLE 17 - ACCESS TO RECORDS CLAUSE (BRMA 1A)

     The Reinsurer or its designated representatives shall have free access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

ARTICLE 18 - RESERVES

A. If a jurisdiction of the United States shall not permit the Reassured, in the statements required to be filed with its regulatory authority(ies), to receive full credit as admitted reinsurance for any Reinsurers' share of obligations, the Reassured shall forward to the Reinsurers a statement of the Reinsurers' share of such obligations. Upon receipt of that statement the Reinsurers shall promptly apply for, and provide the Reassured with, a "clean," unconditional and irrevocable Letter of Credit, in the amount specified in the statement submitted, with terms and from a bank acceptable to the Reassured and the regulatory authority(ies) having jurisdiction over the Reassured.

B. "Obligations," as used in this Article, shall mean the sum of ceded (i) Net Losses and Loss Adjustment Expenses paid by the Reassured but not yet recovered from the Reinsurers, plus (ii) reserves for reported Net Losses and Loss Adjustment Expenses, plus (iii) reserves for Net Losses incurred but not reported (including Loss Adjustment Expenses) and premiums unearned, if any.

C. The Letter of Credit shall provide for automatic extension of the Letter of Credit without amendment for one year from the date of expiration of said Letter or any future expiration date unless thirty (30) days prior to any expiration the issuing bank shall notify the Reassured by certified mail that the issuing bank elects not to consider the Letter of Credit renewed for any additional period. An issuing bank, not a "qualified bank" as defined by Regulation No. 133 promulgated by the Insurance Department of the State of New York, shall provide sixty (60) days notice to the Reassured prior to any expiration.

D. Notwithstanding any other provision of this Contract, the Reassured or any successor by operation of law of the Reassured including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Reassured may draw upon such credit, without diminution because of the insolvency of any party hereto, at any time and undertakes to use and apply such credit for one or more of the following purposes only:

     1. To pay the Reinsurers' share or to reimburse the Reassured for the Reinsurers' share of any Obligations, as stipulated in the statement submitted by the Reassured to the Reinsurers, which is due to the Reassured and not otherwise paid by the Reinsurers.

     2. In the event the Reassured has received notice of non-renewal of the Letter of Credit and the Reinsurer's liability remains unliquidated and undischarged thirty (30) days prior to the expiry date of the Letter of Credit, to withdraw the balance of the Letter of Credit and place such sums in an interest bearing trust account to secure the continuing obligations of the Reinsurer under this Contract until a renewal Letter of

          Credit acceptable to the Reassured and the regulatory authority(ies) having jurisdiction over the Reassured, or a substitute in lieu thereof acceptable to the Reassured and the regulatory authority(ies) having jurisdiction over the Reassured, has been received by the Reassured. The Reassured shall provide to the Reinsurers payment of any interest thereon accruing from such account.

     3. To make refund of any sum which is in excess of the actual amount required for Sections 1 and 2 of this paragraph.

E. At annual intervals or more frequently as determined by the Reassured, but never more frequently than quarterly, the Reassured shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurers' share of any obligations. If the statement shows that the Reinsurers' share of obligations exceeds the balance of credit as of the statement date, the Reinsurers shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Reassured of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurers' share of obligations is less than the balance of credit as of the statement date, the Reassured shall, within thirty (30) days after receipt of written request from the Reinsurers, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

ARTICLE 19 - SERVICE OF SUIT

A. This Article only applies to a Reinsurer domiciled outside of the United States and/or unauthorized in any state, territory or district of the United States having jurisdiction over the Reassured. Furthermore, this Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Article entitled Arbitration. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

B. In the event of any dispute, the Reinsurer, at the request of the Reassured, shall submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of any obligation to arbitrate disputes arising from this Contract or the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

C. Service of process in any such suit against the Reinsurer may be made upon Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, - or in substitution therefore, the firm identified by the Reinsurer on the Reinsurer's signature page to this Contract, - ("Firm") and in any suit instituted, the Reinsurer shall abide by the final decision of such court or of any Appellate Court in the event of an appeal.

D. The Firm is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Reassured to give a written undertaking to the Reassured that they shall enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

E. Further, as required by and pursuant to any statute of any state, territory or district of the United States which makes provision therefore, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reassured or any beneficiary hereunder arising out of this Contract, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

ARTICLE 20 - ARBITRATION CLAUSE (BRMA 6A)

A. Any dispute or other matter in question between the Reassured and the Reinsurers arising out of, or relating to, the formation, interpretation, performance or breach of this Contract, whether such dispute arises before or after termination of this Contract, shall be settled by arbitration. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

B. If more than one Reinsurer is involved in the same dispute, all Reinsurers shall constitute and act as one party for the purposes of this Article, provided, however, that nothing herein shall impair the rights of any such Reinsurer to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurers under the terms of this Contract from several to joint.

C. Each party shall appoint an individual as arbitrator and the two so appointed shall then appoint a third arbitrator. If either party refuses or neglects to appoint an arbitrator within sixty (60) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within sixty (60) days of their appointment, each of the arbitrators shall nominate three individuals. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The third arbitrator shall then be chosen from the remaining two nominations by drawing lots. The arbitrators shall be active or former officers of insurance or reinsurance companies or Lloyd's Underwriters; the arbitrators shall not have a personal or financial interest in the result of the arbitration.

D. The arbitration hearings shall be held in New York, New York, or such other place as may be mutually agreed. Each party shall submit its case to the arbitrators within sixty (60) days of the selection of the third arbitrator or within such longer period as may be agreed by the arbitrators. The arbitrators shall not be obliged to follow judicial formalities or the rules of evidence except to the extent required by governing law, that is, the state law of the situs of the arbitration as herein agreed; they shall make their decisions according to the practice of the reinsurance business. The decision rendered by a majority of the arbitrators shall be final and binding on both parties. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either party may have against the other. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

E. Each party shall pay the fee and expenses of its own arbitrator and one-half of the fee and expenses of the third arbitrator. All other expenses of the arbitration shall be equally divided between the parties.

F. Except as provided above, arbitration shall be based, insofar as applicable, upon either the arbitration procedures of ARIAS US or the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes as the parties may agree or in the absence of any agreement, as the Reassured shall elect.

ARTICLE 21 - INSOLVENCY CLAUSE (BRMA 19C)

A. In the event of insolvency and the appointment of a conservator, liquidator, or statutory successor of the Reassured, the portion of any risk or obligation assumed by the Reinsurers shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the insolvent Reassured by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the Reassured having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims.

B. Payments by the reinsurer as above set forth shall be made directly to the reassured or to its conservator, liquidator, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance or except as provided by subsection (a) of section 4118 of the New York lnsurance laws in the event of the insolvency of the reassured.

C. In the event of the insolvency of the Reassured, the liquidator, receiver, conservator or statutory successor of the Reassured shall give written notice to the Reinsurers of the pendency of a claim against the insolvent Reassured on the policy or policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and during the pendency of such claim any Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Reassured or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Reassured as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Reassured solely as a result of the defense undertaken by the Reinsurer.

D. Where two or more Reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Reassured.

E. The original insured or policyholder shall not have any rights against the reinsurer which are not specifically set forth in the contract of reinsurance, or in a specific agreement between the reinsurer and the original insured or policyholder.

ARTICLE 22 - INTERMEDIARY CLAUSE (BRMA 23A)

     Towers Perrin Reinsurance is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Reassured or the Reinsurers through Towers Perrin Reinsurance, One Stamford Plaza, 263 Tresser Boulevard, Stamford, Connecticut, 06901-3226. Payments by the Reassured to the Intermediary shall be deemed to constitute payment to the Reinsurers. Payments by the Reinsurers to the Intermediary shall be deemed to constitute payment to the Reassured only to the extent that such payments are actually received by the Reassured.

           NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE
                                U.S.A. (BRMA 35A)

1. This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of paragraph 1 of this Clause, it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph 2 from the time specified in Clause III in this paragraph 2 shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     Limited Exclusion Provision*

          I. It is agreed that the policy does not apply under any liability coverage, to (injury, sickness, disease, death or destruction, bodily injury or property damage) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

          II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

          III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

               (a)  become effective on or after 1st May, 1960, or

               (b) become effective before that date and contain the Limited Exclusion Provision set out above;

               provided this paragraph 2 shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the

               Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3. Except for those classes of policies specified in Clause II of paragraph 2 and without in any way restricting the operation of paragraph 1 of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

     Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad), Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph 3, the following provision (specified as the Broad Exclusion Provision):

     Broad Exclusion Provision*

     It is agreed that the policy does not apply:

          I. Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage

               (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

               (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                    (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

          II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief first aid to expenses incurred with respect to bodily injury, sickness, disease or death, bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

          III. Under any Liability Coverage, to injury, sickness, disease, death or destruction bodily injury or property damage resulting from the hazardous properties of nuclear material, if

               (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured, or (2) has been discharged or dispersed therefrom;

               (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

               (c) the injury, sickness, disease, death or destruction bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility, property damage to such nuclear facility and any property thereat.

          IV.  As used in this endorsement:

               "Hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "nuclear facility" means:

               (a)  any nuclear reactor,

               (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

               (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

               (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

               (With respect to injury to or destruction of property, the word "injury" or "destruction" ("property damage" includes all forms of radioactive contamination of property, (includes all forms of radioactive contamination of property

          V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph 3, whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph 3 shall not be applicable to:

               (a) Garage and Automobile Policies issued by the Reassured on New York risks, or

               (b) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

               until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operation of paragraph 1 of this Clause, it is understood and agreed that paragraphs 2 and 3 above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

*NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

           NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE
                                CANADA (BRMA 35D)

1. This Agreement does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of paragraph 1 of this clause, it is agreed that for all purposes of this Agreement all the original liability contracts of the Reassured, whether new, renewal or replacement, of the following classes, namely:

     Personal Liability
     Farmers' Liability
     Storekeepers' Liability

which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

     Limited Exclusion Provision

     This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

     With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of paragraph 1 of this clause, it is agreed that for all purposes of this Agreement all the original liability contracts of the Reassured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers' Liability, Storekeepers' Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include from their inception dates and thereafter, the following provision:

     Broad Exclusion Provision

     It is agreed that this Policy does not apply:

     (a)  To liability imposed by or arising under the Nuclear Liability Act;
          nor

     (b) To bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear

          Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

     (c) To bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

          i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured.

          ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

          iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be useable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

As used in this Policy:

1. The term "nuclear energy hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material.

2. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy.

3. The term "nuclear facility" means:

     (a) Any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

     (b) Any equipment or device designed or used for (1) separating the isotopes of plutonium, thorium and uranium or any one or more of them,
          (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste;

     (c) Any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

     (d) Any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

5. With respect to property, loss of use of such property shall be deemed to be property damage.

               WAR RISK EXCLUSION CLAUSE (REINSURANCE) (BRMA 56B)

A. As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

B. This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union and the District of Columbia, its territories and possessions, including the Panama Canal Zone and the Commonwealth of Puerto Rico and including Bridges between the United States of America and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under original policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

C. Nevertheless, this clause shall not be construed to apply to loss or damage occasioned by riots, strikes, civil commotion, vandalism, malicious damage, including acts committed by agents of any government, party or faction engaged in war, hostilities or other warlike operation, provided such agents are acting secretly and not in connection with any operations of military or naval armed forces in the country where the interests insured are situated.

                                                         Contract No.: E25218.05

            and signed in Farmington, Connecticut, this ,19th day of April 2005.

                                        DARWIN NATIONAL ASSURANCE COMPANY
                                        PLATTE RIVER INSURANCE
                                        COMPANY CAPITOL SPECIALTY
                                        INSURANCE CORPORATION
                                        And any other associated affiliated or
                                        subsidiary companies of
                                        ALLEGHANY INSURANCE HOLDINGS, LTD.


                                        BY /s/ Stephen J. Sills
                                           -------------------------------------
                                        TITLE  President and CEO
                                              ----------------------------------

                        attaching to and forming part of

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                               QUOTA SHARE TREATY

              EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME

                                                           Contract No. 10589-04

                PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                               QUOTA SHARE TREATY

              EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         PLATTE RIVER INSURANCE COMPANY
                     CAPITOL SPECIALTY INSURANCE CORPORATION
               And any other associated or subsidiary companies of
                       ALLEGHANY INSURANCE HOLDINGS, LTD.

                                    DELAWARE

                      (hereinafter called the "Reassured")

                                       by

                    ACE PROPERTY & CASUALTY INSURANCE COMPANY
                        through ACE TEMPEST RE USA, LLC.

                                  PENNSYLVANIA

         (hereinafter called, with other participants, the "Reinsurers")

           Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants a 25.00% share

   of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 25.00% share of the premium named therein,

           Signed in Stamford, Connecticut, this 1st day of July 2005.

                                        ACE PROPERTY & CASUALTY INSURANCE
                                        COMPANY through ACE TEMPEST RE USA, LLC.


                                        BY  /s/ James Donovan
                                           -------------------------------------
                                        TITLE  Vice President
                                              ----------------------------------

                                                                Contract No. TBD

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                               QUOTA SHARE TREATY

              EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         PLATTE RIVER INSURANCE COMPANY
                     CAPITOL SPECIALTY INSURANCE CORPORATION
               And any other associated or subsidiary companies of
                       ALLEGHANY INSURANCE HOLDINGS, LTD.

                                    DELAWARE

                      (hereinafter called the "Reassured")

                                       by

                          AMERICAN RE-INSURANCE COMPANY

                                    DELAWARE

         (hereinafter called, with other participants, the "Reinsurers")

      Under the terms of this Contract the above Reinsurer agrees to assume severally and not jointly with other participants a 25.00% share

   of the liability described in the attached Contract and, as consideration, the Reinsurer shall receive a 25.00% share of the premium named therein.

           Signed in Princeton, New Jersey, this 6th day of June 2005.

                                        AMERICAN RE-INSURANCE COMPANY


                                        BY /s/ Charles Puno
                                           -------------------------------------
                                        TITLE  Senior Vice President
                                              ----------------------------------

                                                     Contract No.: Please Advise

                                ENDORSEMENT NO. 1
             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                                       to

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                                   QUOTA SHARE
             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         PLATTE RIVER INSURANCE COMPANY
                     CAPITOL SPECIALTY INSURANCE CORPORATION
         And any other associated, affiliated or subsidiary companies of
                        ALLEGHANY INSURANCE HOLDING, LTD.
                                    DELAWARE

                                       by

                          AMERICAN RE-INSURANCE COMPANY
                                    DELAWARE

     It is understood and agreed that effective October 1, 2004, at 12:01 a.m., Standard Time, this Contract is extended for one month to November 1, 2005, at 12:01 a.m., Standard Time. It is also hereby mutual understood and agreed that this Contract is amended as follows:

Article 5, QUOTA SHARE PARTICIPATION is amended to read as follows:

A. With respect to a Loss that arises under Business Covered under this Contract, the Reinsurer shall be liable to reinsure and indemnify the Reassured for:

     1. The Reassured's Net Loss, each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named insured(s) but the Reinsurer's liability shall not exceed 50% of $2,000,000 in all for any one Net Loss each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named Insured(s) or $4,000,000 in the aggregate, each Policy, each Named Insured or Additional Named Insured(s), and

     2. In addition to Net Loss as provided for above, ninety percent (90%) of any amount of (i) Extra-contractual Obligations or (ii) Loss Excess of Policy Limits that arises from Business Covered, each coverage, each Policy, each Named Insured or Additional Named Insured(s) but the Reinsurer's liability for any Extra-contractual Obligations or Loss Excess of Policy Limits shall not exceed an amount equal to its 50% quota share of 90% of the Treaty Limit hereon; and

                                                          Contract No.: 10589-04

                                ENDORSEMENT NO. 1
             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                                       to

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                                   QUOTA SHARE
             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         PLATTE RIVER INSURANCE COMPANY
                     CAPITOL SPECIALTY INSURANCE CORPORATION
         And any other associated, affiliated or subsidiary companies of
                        ALLEGHANY INSURANCE HOLDING, LTD.
                                    DELAWARE

                                       by

                    ACE PROPERTY & CASUALTY INSURANCE COMPANY
                        throuqh ACE TEMPEST RE USA, LLC.
                                  PENNSYLVANIA

     It is understood and agreed that effective October 1, 2004, at 12:01 a.m., Standard Time, this Contract is extended for one month to November 1, 2005, at 12:01 a.m., Standard Time. It is also hereby mutual understood and agreed that this Contract is amended as follows:

Article 5, QUOTA SHARE PARTICIPATION is amended to read as follows:

A. With respect to a Loss that arises under Business Covered under this Contract, the Reinsurer shall be liable to reinsure and indemnify the Reassured for:

     1. The Reassured's Net Loss, each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named Insured(s) but the Reinsurer's liability shall not exceed 50% of $2,000,000 in all for any one Net Loss each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named Insured(s) or $6,000,000 in the aggregate, each Policy, each Named Insured or Additional Named Insured(s), and

     2. In addition to Net Loss as provided for above, ninety percent (90%) of any amount of (i) Extra-contractual Obligations or (ii) Loss Excess of Policy Limits that arises from Business Covered, each coverage, each Policy, each Named Insured or Additional Named Insured(s) but the Reinsurer's liability for any Extra-contractual Obligations or Loss Excess of Policy Limits shall not exceed an amount equal to its 50% quota share of 90% of the Treaty Limit hereon; and

     3. In addition to the above, with respect to Declaratory Judgement Expenses, its 50% quota share of any Declaratory Judgement Expenses ("DJ Expenses"), but the Reinsurers' liability for such DJ Expenses shall not exceed an amount equal to its 50% quota share of two times the Treaty Limit hereon, each Coverage, each Policy, each Wrongful Act or Occurrence each Named Insured or Additional Named Insured(s) unless such DJ Expenses constitutes the only liability on the part of the Reassured, in which case, DJ expenses shall also be deemed to be included as part of the Reassured's Net Loss.

B. In addition to the above, the Reinsurer shall reinsure and reimburse the Reassured for its quota share of a pro rata proportion of all Loss Adjustment Expenses associated with the Business Covered which are not included as part of the policy limit under the Reassured's policies reinsured hereunder, whether or not Net Loss has been paid hereunder.

C. The Reassured shall be the sole judge of what constitutes one risk, Named Insured or Additional Named Insured(s).

D. The Reassured is permitted to purchase facultative reinsurance and/or other treaty reinsurance and shall deduct the premium thereof provided that the reinsurance inures to the benefit of this treaty.

It is hereby mutually understood and agreed that effective November 1, 2005 at 12:01 a.m., Standard Time, this contract is cancelled on a run-off basis.

All other terms and conditions remain unchanged.

Signed in Stamford, Connecticut, this ________ day of _____, 2005.

                                        ACE PROPERTY & CASUALTY
                                        INSURANCE COMPANY through ACE TEMPEST
                                        RE, USA. LLC.


                                        BY
                                           -------------------------------------
                                        TITLE
                                              ----------------------------------

                                                     Contract No.: Please Advise

                                ENDORSEMENT NO. 1
             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                                       to

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                                   QUOTA SHARE
             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                                    issued to

                        DARWIN NATIONAL ASSURANCE COMPANY
                         PLATTE RIVER INSURANCE COMPANY
                     CAPITOL SPECIALTY INSURANCE CORPORATION
         And any other associated, affiliated or subsidiary companies of
                       ALLEGHANY INSURANCE HOLDING, LTD.,
                                    DELAWARE

                                       by

                          AMERICAN RE-INSURANCE COMPANY
                                    DELAWARE

     It is understood and agreed that effective October 1, 2004, at 12:01 a.m., Standard Time, this Contract is extended for one month to November 1, 2005, at 12:01 a.m., Standard Time. It is also hereby mutual understood and agreed that this Contract is amended as follows:

Article 5, QUOTA SHARE PARTICIPATION is amended to read as follows:

A. With respect to a Loss that arises under Business Covered under this Contract, the Reinsurer shall be liable to reinsure and indemnify the Reassured for:

     1. The Reassured's Net Loss, each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named Insured(s) but the Reinsurer's liability shall not exceed 50% of $2,000,000 in all for any one Net Loss each coverage, each Policy, each Wrongful Act or Occurrence, each Named Insured or Additional Named Insured(s) or $6,000,000 in the aggregate, each Policy, each Named Insured or Additional Named Insured(s), and

     2. In addition to Net Loss as provided for above, ninety percent (90%) of any amount of (i) Extra-contractual Obligations or (ii) Loss Excess of Policy Limits that arises from Business Covered, each coverage, each Policy, each Named Insured or Additional Named Insured(s) but the Reinsurer's liability for any Extra-contractual Obligations or Loss Excess of Policy Limits shall not exceed an amount equal to its 50% quota share of 90% of the Treaty Limit hereon; and

     3. In addition to the above, with respect to Declaratory Judgement Expenses, its 50% quota share of any Declaratory Judgement Expenses ("DJ Expenses"), but the Reinsurers' liability for such DJ Expenses shall not exceed an amount equal to its 50% quota share of two times the Treaty Limit hereon, each Coverage, each Policy, each Wrongful Act or Occurrence each Named Insured or Additional Named insured(s) unless such DJ Expenses constitutes the only liability on the part of the Reassured, in which case, DJ expenses shall also be deemed to be included as part of the Reassured's Net Loss.

B. In addition to the above, the Reinsurer shall reinsure and reimburse the Reassured for its quota share of a pro rata proportion of all Loss Adjustment Expenses associated with the Business Covered which are not included as part of the policy limit under the Reassured's policies reinsured hereunder, whether or not Net Loss has been paid hereunder.

C. The Reassured shall be the sole judge of what constitutes one risk, Named Insured or Additional Named Insured(s).

D. The Reassured is permitted to purchase facultative reinsurance and/or other treaty reinsurance and shall deduct the premium thereof provided that the reinsurance inures to the benefit of this treaty.

It is hereby mutually understood and agreed that effective November 1, 2005 at 12:01 a.m., Standard Time, this contract is cancelled on a run-off basis.

All other terms and conditions remain unchanged.

signed in Stamford, Connecticut, this _________ day of ______, 2005.

                                        AMERICAN RE-INSURANCE COMPANY


                                        BY
                                           -------------------------------------
                                        TITLE
                                              ----------------------------------

                                                         Contract No.: E25218.04

           and signed in Farmington, Connecticut, this 9th day of December, 2005

                                        DARWIN NATIONAL ASSURANCE COMPANY
                                        PLATTE RIVER INSURANCE COMPANY
                                        CAPITOL SPECIALTY INSURANCE CORPORATION
                                        and any other associated, affiliated or
                                        subsidiary companies of
                                        ALLEGHANY INSURANCE HOLDING, LTD.
                                        DELAWARE


                                        BY  /s/ Stephen J. Sills
                                           -------------------------------------
                                        TITLE
                                              ----------------------------------

                                ENDORSEMENT NO. 1
             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                        attaching to and forming part of

                 PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY
                               QUOTA SHARE TREATY

             (EFFECTIVE OCTOBER 1, 2004, 12:01 A.M., STANDARD TIME)

                  AMENDMENT TO PROGRAM ADMINISTRATOR AGREEMENT

WHEREAS, the Parties to the Program Administrator Agreement ("Agreement"), which was effective as of October 1, 2004, have determined that the Agreement requires certain amendments as indicated below; and

WHEREAS, the Parties have mutually agreed that the Agreement be amended pursuant to Section XVI;

NOW THEREFORE, the Parties hereby agree as follows:

1. The opening paragraph of the Agreement, listing the parties to the Agreement, is deleted in its entirety and replaced as follows:

     "This Program Administrator Agreement ("Agreement") is effective as of October 1, 2004 (the "Effective Date") between American Professional Agency, Inc., the ("Program Administrator"), Darwin Professional Underwriters Inc. ("the Company"), and Darwin National Assurance Company, Platte River Insurance Company, and Darwin Select Insurance Company. The parties hereto hereby agree as follows:"

2. Section XI, paragraph (B) of the Agreement, governing Termination, is deleted in its entirety and replaced as follows:

     "B. Either party shall have the right to terminate this Agreement by written notice to the other party specifying the effective date of such termination, which shall be not less than 180 days thereafter. Provided, however, that in the event that the Company maintains access for the Program Administrator to writing companies whose paper is rated "A-" or better by A.M. Best, and has complied with the obligations of this Agreement, the Program Administrator will not terminate the Agreement and enter into a similar agreement with another entity substantially covering the business formerly covered by the Agreement without offering the Company the opportunity to match the financial terms proposed in the agreement with the other."

3. Section XIV, Notices, shall be amended to replace the address for Darwin Professional Underwriters, Inc., shown therein, as follows:

     Darwin Professional Underwriters, Inc.
     9 Farm Springs Road
     Farmington, CT 06032.

                                                     Endorsement No. One
                                                     To Cover Note No. E25218.04

DARWIN NATIONAL ASSURANCE COMPANY
PLATTE RIVER INSURANCE COMPANY
CAPITOL SPECIALTY INSURANCE CORPORATION
and any other associated, affiliated or subsidiary companies of ALLEGHANY INSURANCE HOLDING LTD. DELAWARE

PSYCHIATRISTS PROFESSIONAL AND OFFICE LIABILITY QUOTA SHARE

It is hereby mutually understood and agreed that effective October 1, 2004, at 12:01 a.m., Standard Time, this contract is extended for one month to November 1, 2005 at 12:01 a.m., Standard Time. It is also hereby mutually understood and agreed that this Contract is amended as follows:

Quota Share Participation   The Reassured shall cede and the Reinsurers shall
                            accept 50% participation of the Reassured's net
                            liability on risks under all policies covered
                            hereunder. However, in no event shall the Reinsurers
                            be liable for more than 50% of $2,000,000 on any one
                            claim, any one policy or $6,000,000 in the aggregate
                            any one policy as original.

                            The Reassured shall retain 50% of all losses up to a limit of liability of $2,000,000 on any one policy or $6,000,000 in the aggregate any one policy as original.

It is hereby mutually understood and agreed that effective November 1, 2005 at 12:01 a.m., Standard Time, this contract is cancelled on a run-off basis.

All other terms and conditions remain unchanged.